EXPLORATION AGREEMENT


     This Exploration Agreement ("Agreement"), dated as of December 16, 2004, is by and between Energy Partners, Ltd., a Delaware corporation, and EPL of Louisiana, L.L.C., a Louisiana limited liability company (collectively, "EPL") and Castex Energy 1995, L.P., a Texas limited partnership, and Castex Energy, Inc., a Texas corporation (collectively, "Castex"). Castex and EPL may be referred to herein individually as a "Party" and collectively as the "Parties."

                              W I T N E S S E T H:

     WHEREAS, Castex and EPL are engaged in the generation and identification of oil and/or gas Prospects, as defined hereinafter; and

     WHEREAS, EPL and Castex desire to mutually conduct prospect generation activities as set forth herein and to have the option, but not the obligation, to participate with each other, under the terms set forth herein, in the acquisition and development of Prospects covering certain lands within the Exploration Area.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

1.1 Defined Terms. As used in this Agreement, each of the following terms has the meaning provided below:

     "Acquired Interest" has the meaning given such term in Section 5.2 herein.

     "Acquisition Costs" means lease bonuses, rentals and option payments and land-related and title review costs and expenses, including contract landman costs performed outside the respective Party's office, brokerage fees and commissions, title examiner fees and expenses, filing fees and expenses, and any other costs related to acquiring any interest as provided for in Sections 3.1,
4.5 and 5.2 herein

     "AFE" has the meaning given such term in Section 6.1 herein.

     "Affiliate" means, with respect to any Person: (a) any other Person directly or indirectly owning, controlling or holding with power to vote 50% or more of the outstanding voting securities of such Person; (b) any other Person 50% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, and (c) any other Person directly or indirectly controlling, controlled by or under common control with such Person.

     "Agenda" has the meaning given such term in Section 4.3 herein.

     "Agreement" has the meaning given such term in the preamble above.

     "Agreed Upon Prospect" has the meaning given such term in Section 4.6 herein.

     "AMI" has the meaning given such term in Section 5.1 herein.

     "AMI Term" has the meaning given such term in Section 5.2 herein.

     "EPL" has the meaning given such term in the preamble above.

     "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Houston, Texas.

     "Castex" has the meaning given such term in the preamble above.

     "Declined Prospect" means a Prospect rejected or deemed to be rejected by Castex or EPL pursuant to Sections 4.5, 5.2 and 6.3 herein.

     "Exploration Area" means the lands, water bottoms or state waters located within the area outlined in red on Exhibit "B" attached hereto and made a part hereof.

     "Governmental Entity" means any court or tribunal in any jurisdiction or any public, governmental, or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality.

     "Initial Well" means, with respect to each Joint Prospect, the first well, and any substitutes therefor, drilled on such Joint Prospect.

     "Initial Well Costs" means the cost of drilling an Initial Well to Production Casing Point.

     "Initial Well Proposal" has the meaning given such term in Section 6.1 herein.

     "Joint Operating Agreement" has the meaning given such term in Section 6.2 hereof.

     "Joint Prospect" has the meaning given such term in Section 4.5 herein.

     "Participation Interest" means, with respect to each Party, fifty percent (50%).

     "Party" or "Parties" has the meaning given such term in the preamble above. If this Agreement refers to the two different Parties, such reference shall be to EPL, on the one hand, and Castex, collectively, on the other hand, as appropriate.

     "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture or any other legally recognizable entity.

     "Production Casing Point" means that point in time when the Initial Well has been drilled to its objective depth, as proposed in the Initial Well's corresponding AFE, production casing has been run and cemented in the wellbore, and any casing/liner testing is completed.

     "Prospect" means a potential geologic structural or stratigraphic trap which is believed to be suitable for oil and/or gas exploration.

     "Prospect Meeting" has the meaning given such term in Section 4.3 herein.

     "Right of First Refusal" has the meaning given such term in Section 3.1 herein.

                                  ARTICLE II.

                                      TERM

     2.1 Term. This Agreement shall be effective as of January 1, 2005 and shall expire on December 31, 2006, unless sooner terminated by mutual agreement of the Parties; provided, however, that the provisions of Article V (Area of Mutual Interest) shall survive the expiration or termination of this Agreement for the periods provided therein.

          A. Notwithstanding anything herein to the contrary, in the event the transaction contemplated by that certain Purchase and Sale Agreement dated December 16, 2004 ("PSA") by and between the Parties does not Close (as defined in the PSA) by the Closing date (as defined in the PSA) set forth therein, then in such event this Agreement will automatically terminate in its entirety, including, but not limited to the provisions of Article V herein, and shall be of no force and effect between the Parties. Furthermore, until said Closing, Castex shall not be required to perform any of the duties or obligations set forth in this Agreement.

                                  ARTICLE III.

                             RIGHT OF FIRST REFUSAL

     3.1 Right of First Refusal. Each Party hereto acknowledges and agrees that the other Party and its Affiliates will pursue various acquisitions of rights, title and interest in producing and non-producing properties, fee lands, oil and gas leases, mineral interests, or other interests in oil or gas within the Exploration Area. If either Party acquires any right, title or interest in, to or under any fee land, oil and gas lease, mineral interest or other interest in oil or gas (including, but not limited to, farmin agreements or similar contractual rights to acquire such interests) covering lands within the Exploration Area, such Party shall offer the other Party hereto a right of first refusal (a "Right of First Refusal"). Such Right of First Refusal shall be to acquire a uniform, undivided interest in all of the interests to be acquired by the offering Party, up to the Participation Interest of the other Party therein, on the same terms (pro rated, as appropriate, to the interest to be acquired) as the offering Party's acquisition. Such offer shall be made as soon as possible, but in no event later than thirty (30) days after such acquisition, and shall include copies of all executed assignments and agreements relating to the acquisition and an itemized statement of all Acquisition Costs for the relevant interest. The Party to which the offer is made shall have a period of thirty
(30) days after receipt of such offer within which to elect in writing to accept the offer and to make payment for its portion of the Acquisition Costs. If the Party to whom the offer is made fails to reply within such thirty (30) day period, or fails to pay its proportionate share of acquisition costs within such period, then it shall be deemed to have elected not to participate in the acquisition. Such Right of First Refusal shall not apply, however, to any acquisition that is a consequence of (A) a merger, consolidation or reorganization, (B) the acquisition of all of the stock or membership interests of any other Person, (C) the acquisition of all or substantially all of the assets of any other Person, or (D) the exercise of a right to purchase or preferential right to purchase such interest that is incident to a Party's existing ownership interest in the Exploration Area. Notwithstanding anything in this Agreement to the contrary, when an AMI is established pursuant to Section
5.1 herein, the Right of First Refusal shall cease to apply to the lands covered by such AMI.

     3.2 Rejection of Right of First Refusal; Exclusion from Exploration Area. In the event that a Party wholly rejects a Right of First Refusal and the offering Party consummates the acquisition, the geographic area covered by such acquired interests shall be excluded from the Exploration Area and this Agreement for all purposes from and after the date of consummation of such acquisition.

                                  ARTICLE IV.

                               PROSPECT GENERATION

     4.1 Prospect Generation. During the term of this Agreement, EPL and Castex shall commit people and resources to diligently and in good faith conduct Prospect generation activities in the Exploration Area. Such operations shall include the acquisition or generation and interpretation of geological, geophysical, magnetic, surface, and other surveys, logs, seismic sections, surface and subsurface maps, plats, charts, and like information customarily used in connection with oil and/or gas exploration and development. EPL and Castex shall devote such time, attention and business capacity as they deem necessary to conduct the Prospect generation operations. Each Party shall use commercially reasonable best efforts to generate and present Prospects within the Exploration Area to the other Party during the term of this Agreement.

     4.2 Prospect Presentation. Castex and EPL shall present to each other, and offer to each other the right to acquire a Participation Interest in all Prospects generated by each other and its Affiliates during the term of this Agreement covering lands within the Exploration Area. Castex and EPL shall not offer to a third Person any Prospect covering lands in the Exploration Area unless such Prospect has first been offered to, and has been rejected or deemed rejected by the other Party, as provided in this Agreement.

     4.3 Meetings. During the term hereof, the Parties shall meet as frequently as needed, upon mutual agreement, in each other's offices to review the status of each other's Prospect generation activities (each a "Prospect Meeting"). Castex and EPL shall collaborate and agree to (i) a written agenda (the "Agenda") listing any Prospects covering lands to be presented at the Prospect Meeting and listing other items of business to be discussed.

     4.4 Prospect Meeting. At each Prospect Meeting, each Party shall, subject to restrictions on disclosures under any seismic licenses or agreements with third parties, present to the other Party all of the following:

          A. all relevant geological, geophysical and engineering interpretations and information;

          B. a land summary and maps or plats with respect thereto, including a description of the lands reasonably deemed necessary to control the Prospect; and

          C. the terms under which the leases, farmins or other drilling rights can be acquired, including the estimated Acquisition Costs, drilling obligations (if any), working and net revenue interests (both before and after payout), and any other terms, including third party fees and burdens, that might foreseeably have an economic impact on the other Party's decision to participate.

     The foregoing information shall be provided for informational purposes only and without liability to either Party in the event any estimate, opinion or analysis presented proves to be inaccurate.

     4.5 Designation of Joint Prospects; Declined Prospects. Subject to the restrictions on disclosures under any seismic licenses or other agreements with third parties, the other non-proposing Party shall have fourteen (14) days after each Prospect Meeting to review the data referred to in Section 4.4 herein. On or before 5:00 p.m. (Houston time) on the last day of such fourteen (14) day period, the non-proposing Party shall notify the other Party in writing, with respect to each Prospect presented at the Prospect Meeting, of its election whether or not to participate in such Prospect. Failure of the non-proposing Party to timely notify the other Party of its election shall be deemed an election not to participate. Prospects in which each Party elects to participate shall be referred to herein as "Joint Prospects". The Parties agree that, after designation of a Joint Prospect, they will consult with each other and endeavor, in good faith, to agree upon the actual final Acquisition Costs to be expended and that, upon mutual agreement thereto in writing, they shall each be obligated to expend such actual final Acquisition Costs. Any Prospect rejected by a Party or as to which a Party fails to timely elect to participate shall be a Declined Prospect.

     4.6 Agreed Upon Prospects. The Parties agree that each Prospect identified on Exhibit "A", and as further described on Exhibits "A-1", "A-2" and "A-3" attached hereto, is a Joint Prospect ("Agreed Upon Prospects"). Furthermore, the Parties agree as to the description of the Prospect and the AMI and of the Participation Interest shown on Exhibit "A" for each such Prospect and agree as to the designation of operator reflected on Exhibit "A" for each such Prospect.

                                   ARTICLE V.

                             AREA OF MUTUAL INTEREST

     5.1 Area of Mutual Interest. Contemporaneously with or at each Prospect Meeting, the Parties shall establish an area of mutual interest ("AMI") comprised of the lands reasonably deemed necessary to control the Prospect(s) proposed at the Prospect Meeting. Such AMI designation shall be in writing, signed by both Parties, and shall include a map or legal description by metes and bounds or otherwise of the lands within the AMI.

     5.2 Acquired Interests. Subject to Section 5.4 herein, if during the period commencing upon the designation of an AMI and ending on December 31, 2007 (the

"AMI Term") either Party acquires any right, title or interest in, to or under any fee land, oil and gas lease, mineral interest or other interest in oil or gas (including, but not limited to, farmin agreements or similar contractual rights to acquire such interests) covering lands within an AMI (the "Acquired Interest"), the Party making the acquisition shall offer to the other Party an undivided interest in the Acquired Interest in proportion to such Party's Participation Interest. Such offer shall be made as soon as possible, but in no event later than thirty (30) days after such acquisition, and shall include copies of all executed assignments and agreements relating to the acquisition and an itemized statement of all Acquisition Costs. The Party to which the offer is made shall have a period of thirty (30) days after receipt of such offer within which to elect in writing to accept the offer and to make payment for its portion of the Acquisition Costs of the Acquired Interest. If the Party to whom the offer is made fails to reply within such thirty (30) day period, or fails to pay its proportionate share of Acquisition Costs within such period, then it shall be deemed to have elected not to participate in the acquisition. In the event that EPL elects not to participate in the acquisition and as a result thereof owns no interest in any lands within the area covered by the Prospect prior to an Initial Well Proposal by Castex, such Prospect shall be a Declined Prospect with respect to EPL. In the event that Castex elects not to participate in the acquisition and as a result thereof owns no interest in any lands within the area covered by the Prospect prior to an Initial Well Proposal by EPL, such Prospect shall be a Declined Prospect with respect to Castex.

     5.3 Assignments. All assignments pursuant to Sections 3.1 and 5.2 shall be executed, acknowledged and delivered within thirty (30) days after timely receipt of the assignee's share of Acquisition Costs. Such assignments shall be made free of all liens, claims or encumbrances arising by, through or under the assignor, except that (i) such assignment shall be made subject to any farmin agreements, options, assignments or other instruments pursuant to which such assignor acquired its interest in such leases and any joint operating agreements entered into by the assignor pursuant to the terms thereof; and (ii) the assignee shall bear its proportionate share of any overriding royalty interests, back-ins, or other interests reserved by or granted unto the assignor's farmor, grantor, or assignor, as the case may be.

     5.4 Exclusions. The following shall be excluded from the interests required to be offered to a Party pursuant to the provisions of Section 5.2 herein:

          A. If the Acquired Interest covers lands that are partially within and partially outside the AMI, the Party to whom the offer is made shall have the right to participate in the Acquired Interest insofar, but only insofar, as it covers lands within the AMI. Insofar as any such Acquired Interest covers lands outside the AMI, the Right of First Refusal, if any, shall continue to apply in respect thereof.

          B. Notwithstanding anything herein to the contrary, neither Party shall be required to offer to the other Party interests acquired within an AMI that is a consequence of (i) a merger, consolidation or reorganization,
     (ii) the acquisition of all of the stock or membership interests of any other Person, (iii) the acquisition of all or substantially all of the assets of any other Person, or (iv) the exercise of a right to purchase or a preferential right to purchase such interest that is incident to a Party's existing ownership interest in the subject area.

          C. EPL shall not be required to offer to Castex the right to participate in any Acquired Interests in a Declined Prospect by Castex, and Castex shall not be required to offer to EPL the right to participate in any Acquired Interests in a Declined Prospect by EPL.

                                  ARTICLE VI.

                            JOINT PROSPECT OPERATIONS

     6.1 Initial Well Proposal. Either Party may propose an Initial Well on Joint Prospects ("Initial Well Proposal") by submitting to the non-proposing Party an Authority for Expenditure ("AFE"). The AFE shall include, but not be limited to, the proposed Initial Well's surface and bottom hole location, dry hole and completion cost estimates, well plan, objective targets, structure maps, and a cross section. The non-proposing Party shall have thirty (30) days from receipt of the Initial Well Proposal to elect in writing to participate or decline participation.

     6.2 Election to Participate. If the non-proposing Party elects to participate in the Initial Well, the Parties shall execute a joint operating agreement substantially in the form of Exhibit "C" attached hereto (the "Joint Operating Agreement"), unless (i) the leases within the Joint Prospect are subject to an existing joint operating agreement at the time of their acquisition; or (ii) another form of joint operating agreement is required pursuant to the terms of a farmin, assignment or other instrument pursuant to which the leases within the Joint Prospect were acquired.

     6.3 Election Not to Participate. If the non-proposing Party elects not to participate in the Initial Well set forth in the Initial Well Proposal, or fails to respond within the thirty (30) day election period, and the proposing Party commences drilling the Initial Well described in the Initial Well Proposal within one hundred twenty (120) days or such shorter period as may be required by any applicable agreement covering the Joint Prospect, the Joint Prospect in which the Initial Well was proposed shall become a Declined Prospect with respect to the non-proposing Party.

     6.4 Operations of Joint Prospect. Except as otherwise provided for as to the Agreed Upon Prospects, as set forth on Exhibit "A", and unless the terms of a farmin, assignment or other instrument pursuant to which leases within the Joint Prospect were acquired provide for a different operator, at the time operatorship is first determined hereunder and unless mutually agreed otherwise by the Parties, Castex shall be the designated operator of Prospects lying above the blue line on Exhibit "B" and EPL shall be the designated operator of Prospects lying below the blue line on Exhibit "B". The Parties agree to follow the guidelines set forth above when determining the operator of a Joint Prospect, however, there may be instances in which significant logistical, production or other operational capabilities of a Party exist that might significantly enhance the viability or economics of a Joint Prospect. In such instances, the Parties agree to negotiate in good faith to determine which Party would be better suited to operate such Joint Prospect. Each Party shall have the right to participate, or not participate, in the exploration and development of a Joint Prospect in accordance with the terms of the applicable Joint Operating Agreement.

                                  ARTICLE VII.

                            CASTEX'S REPRESENTATIONS

     Castex represents and warrants to EPL as follows:

     7.1 Organization. Castex Energy, Inc., is a Texas corporation, duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified to carry on its business and to own oil and gas properties in the Exploration Area. Castex Energy 1995, L.P. is a Texas limited partnership, duly formed, validly existing under the laws of the State of Texas and is duly registered to carry on its business and to own oil and gas properties in the Exploration Area.

     7.2 Authority. Castex has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, and to perform its other obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with: (i) any provision of its articles of incorporation or bylaws; or (ii) any provision of any agreement or instrument to which it is a party or by which it is bound, noncompliance with which would have a material adverse effect upon any of the transactions contemplated by this Agreement; or (iii) to its knowledge, any judgment, decree, order, statute, rule or regulation applicable to it.

     7.3 Enforceability. This Agreement has been duly authorized, executed and delivered on behalf of Castex and constitutes the legal, valid and binding obligation of Castex, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization and other laws for the protection of creditors.

     7.4 Brokers. Castex has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which EPL shall have any responsibility whatsoever.

     7.5 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to the knowledge of Castex, threatened against Castex.

                                 ARTICLE VIII.

                              EPL'S REPRESENTATIONS

     EPL represents and warrants to Castex as follows:

     8.1 Organization. Energy Partners, Ltd. is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to carry on its business and to own oil and gas properties in the Exploration Area. EPL of Louisiana, L.L.C. is a Louisiana limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana, and is qualified to carry on its business and to own oil and gas properties in the Exploration Area.

     8.2 Authority. EPL has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, and to perform its other obligations under this Agreement. The consummation of the transactions contemplated by this Agreement will not violate, or be in conflict with: (i) any provision of its articles of incorporation or bylaws; or (ii) any provision of any agreement or instrument to which it is a party or by which it is bound, noncompliance with which would have a material adverse effect upon any of the transactions contemplated by this Agreement; or (iii) to its knowledge, any judgment, decree, order, statute, rule or regulation applicable to it.

     8.3 Enforceability. This Agreement has been duly authorized, executed and delivered on behalf of EPL and constitutes the legal, valid and binding obligation of EPL, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization and other laws for the protection of creditors.

     8.4 Brokers. EPL has incurred no liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Castex shall have any responsibility whatsoever.

     8.5 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to the knowledge of EPL, threatened against EPL.

                                  ARTICLE IX.

                                  MISCELLANEOUS

     9.1 Notices. All notices and communications required or permitted under this Agreement shall be in writing and shall be delivered by Certified U.S. Mail (return receipt requested), telecopy, overnight courier, or hand delivery and shall be deemed to have been duly made when received by the Party charged with such notice at its respective address below:

                  If to Castex:

                  Castex Energy, Inc.
                  333 N. Sam Houston Parkway E., Suite 1060
                  Houston, Texas
                  Attn:  Steve Taylor Ext. 36
                  Telephone:  (281) 447-8601
                  Facsimile:   (281) 447-1009

                  If to EPL:

                  EPL of Louisiana, L.L.C.
                  201 St. Charles Avenue, Suite 3400
                  New Orleans, Louisiana 70170
                  Attn:  L. Keith Vincent
                  Telephone:  (504) 504-1983
                  Fax:  (504) 799-1900

Any Party may, by written notice so delivered to the other Party, change the address or individual to which delivery shall thereafter be made.

     9.2 Expenses. All fees, costs and expenses incurred by Castex and EPL in negotiating this Agreement shall be paid by the Party incurring the same, including, but not limited to, legal fees, costs and expenses.

     9.3 Amendments. This Agreement may not be amended except by an instrument signed by the Parties hereto, which expressly references this Agreement.

     9.4 Waiver. Any failure by any Party to comply with any of its obligations, agreements or conditions herein contained may be waived in writing, but not in any other manner, by the Party to whom such compliance is owed. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     9.5 Governing Law. This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Louisiana, without giving effect to its conflicts of law provisions.

     9.6 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire understanding among the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings, whether oral or written, relating to such subject matter.

     9.7 Assignment. No Party shall assign all or any part of this Agreement without the express written consent of the other Party. Any purported assignment in contravention hereof shall be void.

     9.8 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective permitted successors and assigns.

     9.9 No Third Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

     9.10 Arbitration. All disputes between the Parties arising out of or in connection with this Agreement shall be settled by arbitration in Houston, Texas in accordance with the Arbitration Procedures set forth in Exhibit "D" hereto.

     9.11 Announcements. Except as may be required by applicable laws or the applicable rules or regulations of any governmental authority or stock exchange, neither Party shall issue any press releases or announcements regarding the execution or existence of this Agreement or the operations hereunder on Joint Prospects that discloses the name of the other Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

     9.12 Further Assurances. Each of the Parties agrees to execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments, and to take such other action as may be necessary or advisable to carry out their obligations under this Agreement.

     9.13 Construction.

          A. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

          B. References herein to the singular include the plural, and vice versa.

          C. Unless expressly provided to the contrary, reference herein to any Article or Section means an Article or Section of this Agreement.

          D. Unless expressly provided to the contrary, reference herein to any Exhibit or Schedule means an Exhibit or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement.

          E. Unless expressly provided to the contrary, "hereunder," "hereof," "herein" and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement.

          F. "Include" and "including" shall mean include or including without limiting the generality of the description preceding such term.

     9.14 No Partnership. The obligations, duties and liabilities of the Parties shall be several and not joint or collective. Except as otherwise expressly provided in this Agreement, (A) nothing in this Agreement is intended to create, or shall be construed as creating, a partnership, joint venture, association for profit or other business entity between or among the parties hereto, and (B) for federal and state income tax purposes, the Parties elect to be excluded from the application of the provisions of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, as permitted and authorized by
Section 761 of said Code and the regulations promulgated thereunder.

     9.15 Severability. Should any section, paragraph, subparagraph, or other portion of this Agreement be found invalid as a matter of law, then only that portion of the Agreement shall be invalid. The remainder of the Agreement, which shall not have been found invalid, shall remain in full force and effect.

     9.16 Joint Preparation. This Agreement was prepared jointly by the Parties hereunder and not by either Party to the exclusion of the other. Each Party had substantial input into the drafting and preparation of this Agreement and has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm's-length negotiations from equal bargaining positions.

     9.17 Time of the Essence. Time is of the essence in the performance of the obligations hereunder.

     9.18 Conflicts. In the case of an inconsistency between the provisions of this Agreement and the provisions of any Exhibits, the provisions of this Agreement shall prevail.

     9.19 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

Executed as of the date first above mentioned.


                           Castex Energy, Inc.


                           By:      /s/ John R. Stoika
                                ------------------------------------------
                                 Name:  John R. Stoika
                                      ------------------------------------
                                 Title: President
                                       -----------------------------------



                           Castex Energy 1995, L.P.
                           By: Castex Energy, Inc., G.P.

                           By:      /s/ John R. Stoika
                                ------------------------------------------
                                 Name:  John R. Stoika
                                      ------------------------------------
                                 Title: President
                                       -----------------------------------



                           Energy Partners, Ltd.


                           By:      /s/ L. Keith Vincent
                                ------------------------------------------
                                 Name:  L. Keith Vincent
                                      ------------------------------------
                                 Title:  Vice President - Land
                                       -----------------------------------



                           EPL of Louisiana, L.L.C.


                           By:          /s/ L. Keith Vincent
                                ------------------------------------------
                                 Name:  L. Keith Vincent
                                      ------------------------------------
                                 Title:  Vice President - Land
                                       -----------------------------------